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                                                                    Exhibit 10.9




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                    CLUB TRUST PLEDGE AND SECURITY AGREEMENT
                (the "CLUB TRUST PLEDGE AND SECURITY AGREEMENT")


                                     between


                               INDIANS CLUB TRUST


                                       and


                           MAJOR LEAGUE BASEBALL TRUST



                           Dated as of April 17, 1998




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                                TABLE OF CONTENTS

                                                                                                     Page

         1.       Definitions...........................................................................2
         2.       Pledge, Assignment and Grant of Security Interest; Consent to Assignment and
                  Enforcement...........................................................................2
         3.       General Representations, Warranties, Covenants and Agreements.........................3
         4.       Special Provisions Regarding Rights and Revenues......................................7
         5.       Special Provisions Regarding Certain Club Trust Collateral, Pledged
                  Collateral............................................................................8
         6.       Special Provisions Regarding Club Trust Assigned Documents............................8
         7.       Special Provisions Regarding Collection Account and Debt Service Account.............10
         8.       Power of Attorney....................................................................10
         9.       Remedies upon Club Trust Event of Default............................................11
         10.      Application of Proceeds..............................................................13
         11.      Continuing Agreement.................................................................13
         12.      Miscellaneous........................................................................14
         13.      Limitation of Liability..............................................................16


                  Annex A          -- Definitions
                  Schedule A       -- Chief Executive Offices
                  Schedule B       -- List of Accounts


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                    CLUB TRUST PLEDGE AND SECURITY AGREEMENT


         THIS PLEDGE AND SECURITY AGREEMENT (the "Agreement" or the "Club Trust Pledge and Security Agreement") dated as of April 17, 1998, by and between INDIANS CLUB TRUST, a Delaware business trust (the "Indians Club Trust"), and MAJOR LEAGUE BASEBALL TRUST, a Delaware business trust (the "MLB Trust").


                              W I T N E S S E T H:


                  WHEREAS the MLB Trust, Fleet National Bank, as Facilitating Agent and the Club Trusts deemed to be parties thereto, have entered into a Club Trust Revolving Credit Agreement dated as of April 17, 1998 (as modified or amended from time to time, the "Club Trust Credit Agreement").

                  WHEREAS the Indians Club Trust has executed a Ratification Agreement dated as of April 17, 1998, pursuant to which, upon its acceptance by the Administrative Agent, such Club Trust will be deemed to be a party to the Club Trust Credit Agreement.

                  WHEREAS the MLB Trust will make Loans to the Indians Club Trust and each of the other Club Trusts deemed to be parties to the Club Trust Credit Agreement under their respective Club Trust Sub-Facilities.

                  WHEREAS the assets of each Club Trust (including the Indians Club Trust) consist primarily of the Rights and Revenues contributed by the related Participating Club and the proceeds thereof.

                  WHEREAS, as a condition precedent to entering into the Club Trust Credit Agreement, and the making of any Loans under a Club Trust's Club Trust Sub-Facility, the MLB Trust has required, among other things, that each Club Trust (including the Indians Club Trust) Grant to the MLB Trust a first priority perfected lien on, security interest in and collateral assignment of certain of the Club Trust's assets as collateral security for the Loans and other obligations incurred by such Club Trust under its Sub-Facility.

                  WHEREAS, to acquire the funds necessary to make Loans to the Club Trusts (including the Indians Club Trust), the MLB Trust has entered into a Revolving Credit Agreement dated as of April 17, 1998 (as modified or amended from time to time, the "MLB Credit Agreement"), among Fleet National Bank, as Administrative Agent, the Lenders and the MLB Trust.

                  WHEREAS, as a condition precedent to entering into the MLB Credit Agreement, the Lenders have required, among other things, that (a) the MLB Trust pursuant to the MLB



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Pledge and Security Agreement Grant to the Administrative Agent a lien on, security interest in and collateral assignment of, among other things, the collateral pledged to the MLB Trust by the Club Trusts (including the Indians Club Trust) as security for their Loans under their Club Trust Sub-Facilities and (b) each of the Club Trusts consent to such collateral assignment to the Administrative Agent.

                  WHEREAS the MLB Trust, the Club Trusts and the Lenders under the MLB Credit Agreement wish to establish, pursuant to the MLB Pledge and Security Agreement, the Collection Account and the Debt Service Account for the benefit of the Lenders and the Liquidity Banks and for use in connection with the administration of collections with respect to the Rights and Revenues and other collateral thereunder.

                  NOW, THEREFORE, for and in consideration of the acceptance by the MLB Trust of the Indians Club Trust, as a borrower under the Club Trust Credit Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meanings set forth in Annex A hereto. In addition, the interpretive guidelines set forth in such Annex A shall be applicable to this Agreement.

                  2. PLEDGE, ASSIGNMENT AND GRANT OF SECURITY INTEREST; CONSENT TO ASSIGNMENT AND ENFORCEMENT. (a) SECURITY INTEREST. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Club Trust Secured Obligations and, without duplication and subject to the restrictions on cross-collateralization contained in the Transaction Documents (including Section 2.12(d) of the Club Trust Credit Agreement), Secured Obligations attributable to the Indians Club Trust, the Indians Club Trust hereby assigns and pledges to the MLB Trust and hereby Grants to the MLB Trust a security interest in and a right to setoff against (and only against the above-described obligations of such Club Trust), and acknowledges and agrees that the MLB Trust (and, with respect to rights of setoff, each of the Lenders under the MLB Credit Agreement) has and shall continue to have a continuing security interest in and a right of setoff against, any and all right, title and interest of the Indians Club Trust, whether now existing or hereafter acquired or arising, in (all of which are herein called the "Club Trust Collateral"):

                  (i) the Rights and Revenues transferred and assigned to the Indians Club Trust by its related Participating Club pursuant to the Transfer Agreement;

                  (ii) amounts on deposit from time to time in the Collection Account and the Debt Service Account attributable to the Indians Club Trust;

                  (iii) the Club Trust Assigned Documents;


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                  (iv) any and all other assets of the Indians Club Trust
         (excluding amounts on deposit in the Indians Club Trust Distribution Account; and

                  (v) all products and the proceeds of the foregoing items.

         The Indians Club Trust acknowledges and agrees that, in applying the law of any jurisdiction that has heretofore enacted or hereafter enacts all or substantially all of the uniform revisions of Article 8 of the Uniform Commercial Code, with new provisions added to Article 9 as contemplated by such revision, all as approved in 1994 by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, the foregoing definitions of Collateral and Pledged Collateral shall be deemed to include "investment property", as applicable, as defined in such new provisions of Article 9, it being the intent of the Indians Club Trust and the MLB Trust that such property be included in the foregoing definition of Collateral, whether prior to or after the effectiveness of such revision in any such jurisdiction.

                  (b) CONSENT TO ASSIGNMENT AND ENFORCEMENT. The Indians Club Trust hereby acknowledges and consents to each of (i) the assignment to the Administrative Agent pursuant to the MLB Pledge and Security Agreement of the Grant of the MLB Trust's security interest hereunder in the Club Trust Collateral and (ii) the delivery of any or all of the Club Trust Collateral to the Administrative Agent. In connection with such assignment, the Indians Club Trust acknowledges and agrees that the MLB Trust is the direct beneficiary of certain rights and benefits hereunder and that, as the assignee pursuant to the MLB Pledge and Security Agreement of the MLB Trust's rights hereunder, the Administrative Agent is entitled to the benefits and protections of and may enforce this Agreement as if it were a party thereto.

                  3. GENERAL REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. The Indians Club Trust hereby represents and warrants to, and covenants and agrees with, the MLB Trust that:

                  (a) CLUB TRUST REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties as to the Rights and Revenues set forth below is true and correct in all material respects as of the date hereof and as of the date deemed made pursuant to the Club Trust Credit Agreement:

                  (i) MEMBERSHIP. The Indians Club Trust's related
         Participating Club is a member in good standing of its League and Major League Baseball.

                  (ii) COMPLIANCE The Indians Club Trust's related Participating Club is in compliance with all requirements imposed by the Commissioner, its League or Major League Baseball, except where the failure to do so would not materially adversely affect the Rights and Revenues transferred to the Indians Club Trust pursuant to the Transfer Agreement and pledged to the MLB Trust pursuant to this Agreement; the Indians Club Trust's related Participating Club is in compliance with the terms of the Major League Agreement, the Central Fund Agreement, its League Agreement, the MLB Agreements



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         and each of the National Media Contracts, except where the failure to do so would not materially adversely affect the Rights and Revenues transferred to the Indians Club Trust pursuant to the Transfer Agreement and pledged to the MLB Trust pursuant to this Agreement.

                  (iii) BOUND BY AGREEMENTS. With respect to the Indians Club Trust's related Participating Club, all the provisions of the constitutive documents of its League and the Major League Agreement, including any amendments from time to time, all Commissioner resolutions and all resolutions of the Executive Council, and rules or policies as the Executive Council or the Commissioner may issue from time to time that are within the issuing party's jurisdiction, are, unless the same by their terms are not applicable to such Participating Club, binding and enforceable against such Participating Club, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (iv) NATIONAL MEDIA CONTRACTS. (A) To the best knowledge of the Indians Club Trust, each National Media Contract is legally binding and enforceable against the Obligor thereunder, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) (B) the Indians Club Trust is the owner of a Pro Rata interest in each National Media Contract and such Pro Rata interest is not subject to any prior Lien (other than the Lien of this Agreement or the MLB Pledge and Security Agreement); (C) to the best knowledge of the Indians Club Trust, no Bankruptcy Event has occurred or is threatened with respect to the Obligor under any material National Media Contract; and (D) the Indians Club Trust is entitled to receive a Pro Rata portion of the Revenues from National Media Contracts payable from time to time.

                  (v) VALID TRANSFER. The transfer and assignment by the Indians Club Trust's related Participating Club pursuant to the Transfer Agreement constituted a true transfer, by capital contribution, of its Rights and Revenues from such Participating Club to the Indians Club Trust such that such Participating Club retained no interest in, or any risk with respect to, such Rights and Revenues and such that the beneficial interest in and title to its Rights and Revenues will not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against such Participating Club under any bankruptcy law. Immediately prior to such transfer and assignment, such Participating Club had good and marketable title to all its Rights and Revenues, free and clear of all Liens (other than the Liens, if any, referred to on Schedule 3.02(b)(v) of the related Transfer Agreement), and, immediately upon the transfer thereof, the Indians Club Trust had good and marketable title to all such Rights and Revenues, free and clear of all Liens (other than the Lien of this Agreement or the MLB Pledge and Security Agreement or any Lien under any


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         Transaction Document or the Liens, if any, referred to in Schedule
         3.02(b)(v) of the related Transfer Agreement); and the transfer was perfected under the UCC.

                  (vi) LAWFUL ASSIGNMENT. None of the Participating Club's Rights or Revenues is subject to the laws of any jurisdiction under which the transfer and assignment of such Rights or Revenues under the Transfer Agreement, the Club Trust Credit Agreement, the MLB Credit Agreement, the MLB Pledge and Security Agreement or this Agreement was or is unlawful, void or voidable.

                  (vii) ALL FILINGS MADE. All filings (including UCC filings) necessary in any jurisdiction to give the Indians Club Trust a first perfected ownership interest in the Rights and Revenues have been made.

                  (b) LOCATION OF OFFICES AND BUSINESS. As of the date hereof (and, except as noted on Schedule A, for the four months immediately preceding the date hereof), each of the Club Trust's, the MLB Trust's, the Commissioner's and MLB Properties' chief executive office and chief place of business is as shown on Schedule A and each of the Indians Club Trust, the MLB Trust, the Commissioner and MLB Properties has no executive offices or places of business other than those listed on Schedule A.

                  (c) PRIORITY. The Club Trust Collateral and every part thereof is and will be free and clear of all liens, charges, excises, claims, security interests, mortgages or other encumbrances (including, without limitation, statutory liens) of every kind, nature and description, whether voluntary or involuntary, on the use thereof, except for (i) the security interest pursuant to this Agreement, which interest pursuant to the MLB Pledge and Security Agreement will be assigned to the Administrative Agent, (ii) the security interest of the Administrative Agent, (iii) any lien, charge, excise, claim, security interest, mortgage or other encumbrance and licenses permitted under
Section 5.02(b) of the Club Trust Credit Agreement (the items set forth in clauses (i), (ii) and (iii) being, collectively, the "Permitted Liens") and (iv) the Liens, if any, referred to in Schedule 3.02(b)(v) of the related Transfer Agreement. The Indians Club Trust at the direction of the MLB Trust will warrant and defend the Club Trust Collateral against any claims and demands (other than the Permitted Liens) of all persons at any time claiming the same or any interest in the Club Trust Collateral adverse to the MLB Trust, the Administrative Agent, any Lender or any Liquidity Bank.

                  (d) PAYMENT OF TAXES AND CHARGES. The Indians Club Trust will pay promptly when due all taxes, assessments and governmental charges and levies upon or against the Club Trust Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent the same are being contested in good faith by appropriate proceedings.

                  (e) PRESERVATION OF THE COLLATERAL. The Indians Club Trust will not waste or destroy the Collateral or any part thereof and will not be negligent in the care or use of any Collateral.


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                  (f) DISPOSITION. The Indians Club Trust will not sell or
otherwise dispose of any portion of, or rights or interests in, the Club Trust Collateral, except with the prior written consent of the MLB Trust, except for
(i) distributions to its beneficial owners and (ii) payments to the Club Trustee pursuant to Article V and Article VIII of the Club Trust Agreement, respectively.

                  (g) INSPECTION. The Indians Club Trust will allow, at all times the MLB Trust, the Administrative Agent, any Lender, any Liquidity Bank or their respective representatives free access to and right of inspection of the Club Trust Collateral; PROVIDEd, HOWEVER, that, prior to any Club Trust Event of Default or event which, with notice, the lapse of time or both, would result in a Club Trust Event of Default hereunder, any such access or inspection shall only be allowed during each party's normal business hours, as appropriate.

                  (h) OTHER FILING; PERFECTION OF SECURITY INTEREST. The Indians Club Trust represents and warrants that (except as may be set forth on Schedule 3.04(b)(v) of the related Transfer Agreement) no filings which may be required to be recorded or filed in order to perfect a security interest (other than any which may be recorded in connection with or as contemplated by the Transaction Documents) covering any of the Club Trust Collateral are on file in any public office. The Indians Club Trust represents that this Agreement creates a valid security interest in the Club Trust Collateral securing payment and performance of the Club Trust Secured Obligations and, without duplication and subject to the restrictions on cross-collateralization contained in the Transaction Documents (including Section 2.12(d) of the Club Trust Credit Agreement), the Secured Obligations attributable to the Indians Club Trust and that all filings and other actions necessary to perfect such security interest have been taken; PROVIDED, HOWEVER, that with respect to perfection, no representation or warranty is made with respect to Club Trust Collateral requiring possession thereof to perfect a security interest therein. The Indians Club Trust agrees to execute and deliver to each of the MLB Trust and the Administrative Agent such further agreements and assignments or other instruments and to do all such other things as either of them may reasonably deem necessary or appropriate to assure to either of them the security interest hereunder or under the MLB Pledge and Security Agreement, respectively, including such financing statement or statements or amendments thereof or supplements thereto or other instruments as either of them may from time to time reasonably require in order to comply with the UCC. The Indians Club Trust hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the MLB Trust or the Administrative Agent without notice thereof to it or any Participating Club wherever the MLB Trust or the Administrative Agent in its sole discretion desires to file the same. In the event that for any reason the law of any jurisdiction other than New York and/or Delaware becomes or is applicable to the Club Trust Collateral or any part thereof, or to any of the Club Trust Secured Obligations or, without duplication and subject to the restrictions on cross-collateralization contained in the Transaction Documents (including
Section 2.12(d) of the Club Trust Credit Agreement), the Secured Obligations attributable to the Indians Club Trust agrees to execute and deliver to each of the MLB Trust and the Administrative Agent such instruments and to do all such other things as either of them in its sole discretion reasonably deems necessary or


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appropriate to preserve, protect and enforce the ownership interest of the
Indians Club Trust in the Club Trust Collateral and the security interest of the MLB Trust and the Administrative Agent therein under the law of such other jurisdiction. If any Club Trust Collateral is in the possession or control of
(x) any of the Indians Club Trust's agents or (y) its related Participating Club and either the MLB Trust or the Administrative Agent so requests, the Indians Club Trust agrees to, and agrees to cause its related Participating Club to, notify such agents in writing of the MLB Trust's and the Administrative Agent's security interest therein and, upon the request of either of them, instruct them to hold all such Club Trust Collateral for their account and subject to instructions. The Indians Club Trust agrees to mark its books and records to reflect its ownership interest in the Club Trust Collateral (other than the Club Trust Note), as the same is encumbered by the security interest of the MLB Trust and the Administrative Agent.

                  (i) ADVANCES BY SECURED PARTIES. On failure of the Indians Club Trust or the Commissioner or MLB Properties or MLB Properties Canada on behalf of the Indians Club Trust to perform any of the covenants and agreements contained in the Transaction Documents, the MLB Trust may, at its option, perform the same and in so doing may expend such sums as the MLB Trust may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claim and all other expenditures which the MLB Trust may be compelled to make by operation of law or which the MLB Trust may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by the Indians Club Trust immediately without notice or demand, shall constitute additional Club Trust Secured Obligations and shall bear interest from the date said amounts are expended at the rate per annum provided in Section 2.06(c) of the Club Trust Credit Agreement (such rate per annum as so determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or agreement by the MLB Trust on behalf of the Indians Club Trust, the Commissioner or MLB Properties, and no such advance or expenditure therefor, shall relieve the Indians Club Trust of any default under the terms of this Agreement. The MLB Trust, in making any payment hereby authorized, may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim. The MLB Trust, in performing any act hereunder, shall be the judge in its reasonable discretion of whether the Indians Club Trust, Commissioner or MLB Properties is required to perform the same under the terms of this Agreement or any Transaction Document. Subject to
Section 2.12 of the Club Trust Credit Agreement, the Club Trust Credit Agreement Administrative Agent is authorized to charge the Collection Account and the Debt Service Account allocable to the defaulting Club Trust for amounts paid or expended as described above pursuant to Section 7 of the MLB Pledge and Security Agreement.

                  4. SPECIAL PROVISIONS REGARDING RIGHTS AND REVENUES. (a) CHIEF EXECUTIVE OFFICE AND LOCATION OF COLLATERAL. The Indians Club Trust will not (i) maintain a place of business at which any material portion of its assets or operations is located or conducted or an executive office at a location other than that specified on Schedule A without first providing to



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each of the MLB trust and the Administrative Agent, 30 days' prior written notice of its intent to do so; (ii) establish or maintain an executive office or place of business at which any material portion of the Club Trust Collateral is located outside of the United States of America or otherwise permit any material portion of the Club Trust Collateral to be located outside of the United States of America (except as the Administrative Agent shall prior to any such time expressly agree in writing); or (iii) keep, maintain or permit any material portion of the Club Trust Collateral to be kept at locations other than as shown on Schedule A hereto without first providing to each of the MLB Trust and the Administrative Agent 30 days' prior written notice.

                  (b) CHIEF EXECUTIVE OFFICE. The Indians Club Trust will keep all its books and records relating to the Collateral (including the Rights and Revenues) only at its chief executive office, as specified on Schedule A. Further, the Indians Club Trust will promptly inform the MLB Trust and the Administrative Agent of any change in the identity or location of any Rights and/or Revenues which might require new filings or other action to assure continued perfection of the interests granted hereby.

                  5. SPECIAL PROVISIONS REGARDING CERTAIN CLUB TRUST COLLATERAL, PLEDGED COLLATERAL. (a) DELIVERY. The Indians Club Trust from time to time shall deliver to the MLB Trust (who will deliver the same to the Administrative Agent pursuant to the MLB Pledge and Security Agreement) any Club Trust Collateral requested to be delivered by the MLB Trust or the Administrative Agent and, as appropriate, such collateral shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the MLB Trust and the Administrative Agent.

                  (b) PLEDGED COLLATERAL OBLIGATIONS. Each of the MLB Trust and the Administrative Agent shall have no duty as to the collection or protection of the Pledged Collateral attributable to the Indians Club Trust or any income therefrom or as to the preservation of any rights pertaining thereto, beyond the safe custody of any thereof actually in its possession. To the extent permitted by law, the Indians Club Trust releases the MLB Trust and the Administrative Agent from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Pledged Collateral attributable to the Indians Club Trust and/or any actions taken or omitted to be taken by either of them with respect thereto, and each of the Indians Club Trust and its related Participating Club through the MLB Trust hereby agree to hold each of the MLB Trust and the Administrative Agent harmless from and with respect to any and all such claims, causes of action and demands other than those resulting from the gross negligence, willful misconduct or unlawful conduct of the MLB Trust and the Administrative Agent.

                  6. SPECIAL PROVISIONS REGARDING CLUB TRUST ASSIGNED DOCUMENTS.
(a) INDIANS CLUB TRUST REMAINS OBLIGATED. The assignment and security interest Granted to the MLB Trust in the Assigned Documents attributable to the Indians Club Trust (including the Transfer Agreement, the Club Trust Note and the Club Trust Credit Agreement) pursuant to Section 2 hereof shall not relieve the Indians Club Trust from the performance of any term, covenant, condition or agreement on the Indians Club Trust's part to be performed or observed



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under or in respect of the Assigned Documents attributable to the Indians Club
Trust or from any liability to any Person under or in respect of the Assigned Documents or impose any obligation on either of the MLB Trust or the Administrative Agent to perform or observe any such term, covenant, condition or agreement on the Indians Club Trust's part to be so performed or observed or impose any liability on either of the MLB Trust or the Administrative Agent for any act or omission on the part of the Indians Club Trust relative thereto or for any breach of any representation or warranty on the part of the Indians Club Trust contained in this Agreement or the Assigned Documents attributable to the Indians Club Trust or made in connection herewith or therewith; and the Indians Club Trust hereby agrees to indemnify and hold harmless each of the MLB Trust and the Administrative Agent from and against any and all losses, liabilities (including liabilities for penalties), claims, demands, actions, suits, judgments, costs and expenses arising out of or resulting from the assignment and security interest Granted pursuant to this Agreement by virtue of any act or omission on the part of the Indians Club Trust, including the costs, expenses and disbursements (including reasonable attorneys' fees and expenses) incurred by either of the MLB Trust or the Administrative Agent in enforcing this Agreement and the obligations of any Person under or in respect of the Assigned Documents attributable to the Indians Club Trust.

                  (b) AMENDMENT OF ASSIGNED DOCUMENTS; WAIVERS. Without intending in any manner to derogate from the absolute nature of the assignment Granted to the MLB Trust by Section 2 hereof or the rights of the MLB Trust hereunder, the Indians Club Trust agrees that it will not, without the prior written consent of the Administrative Agent, amend, modify, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination or surrender of, the Assigned Documents attributable to it or waive timely performance or observance by any Person of such Person's obligations, or any default on the part of such Person, under or in respect of the Assigned Documents. If any such amendment, modification, supplement or waiver shall be so consented to by the Administrative Agent, the Indians Club Trust agrees, promptly following a request by the Administrative Agent to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Administrative Agent may deem necessary or appropriate in the circumstances.

                  (c) NOTICE OF DEFAULT UNDER ASSIGNED DOCUMENTS. The Indians Club Trust agrees, at its own expense, to give each of the MLB Trust and the Administrative Agent prompt written notice of each default on the part of any Person in performing such Person's obligations under or in respect of the Assigned Documents attributable to the Indians Club Trust coming to the Indians Club Trust's attention.

                  (d) CUSTODY OF DOCUMENTS. Simultaneously with the execution and delivery of this Agreement, the Indians Club Trust is delivering to the MLB Trust a counterpart of each Assigned Document attributable to it (which documents the MLB Trust will in turn deliver to the Administrative Agent pursuant to the MLB Pledge and Security Agreement), which at all times shall be retained in the custody and possession of the MLB Trust or Administrative Agent until the termination of this Agreement. In addition, the MLB Trustee


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shall receive and retain (or deliver to the Administrative Agent pursuant to the
MLB Pledge and Security Agreement) a counterpart of any amendment, modification, supplement or waiver made of or to any of such Assigned Documents and each other related instrument, each of which counterparts shall be serially numbered.

                  7. SPECIAL PROVISIONS REGARDING COLLECTION ACCOUNT AND DEBT SERVICE ACCOUNT. In addition to any other consent or agreement set forth herein, the Indians Club Trust hereby consents to each of the provisions of Section 7 of the MLB Pledge and Security Agreement with respect to each of the Collection Account and the Debt Service Account, including the provisions with respect to
(i) the establishment of such accounts, (ii) the investment of amounts on deposit in such accounts in Eligible Investments, (iii) the appointment of the Administrative Agent as the attorney for the Indians Club Trust for the purpose of making any withdrawal or ordering the transfer of funds on deposit in such accounts pursuant to the terms of the MLB Pledge and Security Agreement and (iv) the payment from amounts on deposit in such accounts of Club Trust Secured Obligations and, without duplication and subject to the restrictions on cross-collateralization contained in the Transaction Documents (including
Section 2.12(d) of the Club Trust Credit Agreement, Secured Obligations attributable to such Indians Club Trust).

                  8. POWER OF ATTORNEY. In addition to any other powers of attorney contained herein or in any other Transaction Documents, the Indians Club Trust appoints the MLB Trust, its nominee or any other person whom the MLB Trust may designate as its attorney-in-fact, with full power to endorse its name on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the MLB Trust's possession, to sign its name on claims, notices of assignment and on public records and to do all things necessary to carry out this Agreement (including to effect the valid assignment of the Assigned Documents attributable to the Indians Club Trust to the MLB Trust in accordance with the provisions hereof). To the extent permitted by applicable law, the Indians Club Trust hereby ratifies and approves all acts of any such attorney and agrees that neither the MLB Trust nor any such attorney will be liable for any acts or omissions or for any error of judgment or mistake of fact or law other than such party's gross negligence, willful misconduct or unlawful misconduct. The foregoing power of attorney, being coupled with an interest, is irrevocable until such time as this Agreement shall terminate. The MLB Trust may file one or more financing statements disclosing its security interest in any or all of the Club Trust Collateral without any or all of the Club Trust Collateral with any of the Indians Club Trust's or the Participating Clubs' signatures appearing thereon. In addition, the Indians Club Trust hereby grants the Administrative Agent, its nominee or any other person whom it may designate as attorney-in-fact a power of attorney (a) to execute any financing statement, or amendments and supplements to financing statements, on behalf of the Indians Club Trust without notice thereof to the Indians Club Trust, which power of attorney is coupled with an interest and is irrevocable until such time as this Agreement shall terminate and (b) to take any of the above-mentioned actions that otherwise may be performed by the MLB Trust. To the extent permitted by applicable law, the Indians Club Trust hereby ratifies and approves all acts of the Administrative Agent and any such attorney and agrees that neither the Administrative Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than such party's gross negligence, willful misconduct or unlawful misconduct.

                  9. REMEDIES UPON CLUB TRUST EVENT OF DEFAULT. (a) GENERAL REMEDIES. Subject to Section 9(c), upon the occurrence and during the continuation of any Club Trust Event of Default the MLB Trust shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Club Trust Collateral or portion thereof), and further the MLB Trust may with the prior consent of and shall at the direction of the Administrative Agent (itself acting with the consent or at the direction of all the Lenders), without demand and without advertisement, notice, hearing or process of law, all of which the Indians Club Trust (on its own behalf and on behalf of its Participating Club) hereby waives, to the extent permitted by law, at any time or times, sell and deliver Club Trust Collateral held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the MLB Trust deems advisable, in its sole discretion; provided that said disposition complies with any and all mandatory legal requirements. In addition to all other sums due the MLB Trust, the Indians Club Trust shall pay the MLB Trust all reasonable costs and expenses incurred by the MLB Trust, including reasonable attorneys' fees and court costs, in obtaining or liquidating the Club Trust Collateral, in enforcing payment of the Club Trust Secured Obligations and, without duplication and subject to the restriction on cross-collateralization contained in the Transaction Documents (including Section 2.12(d) of the Club Trust Credit Agreement), the Secured Obligations attributable to such Club Trust or in the prosecution or defense of any action or proceeding by or against the MLB Trust, the Administrative Agent, any Lender, any Liquidity Bank, the Club Trusts or the Participating Clubs concerning any matter arising out of or connected with this Agreement, the Club Trust Collateral or the Club Trust Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code. To the extent the rights of notice cannot be legally waived hereunder, the Indians Club Trust agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Indians Club Trust in accordance with Section 12(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The MLB Trust shall not be obligated to make any sale or other disposition of the Club Trust Collateral regardless of notice having been given. To the extent permitted by law, the MLB Trust, the Administrative Agent, any Lender or any Liquidity Bank may be the purchaser at any such sale. To the extent permitted by applicable law, the Indians Club Trust hereby waives all its rights of redemption from any such sale. Subject to the provisions of applicable law, the MLB Trust may postpone or cause the postponement of the sale of all or any portion of the Club Trust Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed or the MLB Trust may further postpone such sale by announcement made at such time and place.

                  (b) NONEXCLUSIVE NATURE OF REMEDIES. Subject to Section 9(c), failure by the MLB Trust to exercise any right, remedy or option under this Agreement or any other

Transaction Document or provided by law, or delay by the MLB Trust in exercising the same, shall not operate as a waiver; no waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the MLB Trust shall only be granted as provided in Section 12(a) hereof. To the extent permitted by law, neither the MLB Trust nor any party acting as attorney for the MLB Trust, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than such party's gross negligence, willful misconduct or unlawful conduct hereunder. The rights and remedies of the MLB Trust under this Agreement shall be cumulative and not exclusive of any other right or remedy which the MLB Trust may have.

                  (c) SALE OF RIGHTS AND REMEDIES. Notwithstanding any other provision of this Section 9 or any provision of the UCC which conflicts with this Section 9(c), that portion of the Club Trust Collateral consisting of the Indians Club Trust's Rights and Revenues shall be permitted to be sold following a Club Trust Event of Default ONLY subject to the provisions of this Section 9(c). The Rights and Revenues of the Indians Club Trust may be sold only for a period of time sufficient for the purchaser thereof to recover an amount equal to the sum of (i) such Club Trust's Secured Obligations and, without duplication and subject to the restrictions on cross- collateralization contained in the Transaction Documents (including Section 2.12(d) of the Club Trust Credit Agreement), the Secured obligations attributable to such Club Trust and (ii) a per annum rate of return on the sum set forth in clause (i) equal to the Default Rate. At the point in time in which the purchaser of such Rights and Revenues shall have received the amount to be paid to it pursuant to the immediately preceding sentence, such Rights and Revenues shall automatically revert to the Indians Club Trust. In connection with any sale of such Rights and Revenues, the MLB Trust shall sell such Rights and Revenues pursuant to an agreement, which among other things, shall (A) include a provision consistent with this Section 9(c) and (B) contain a provision pursuant to which the purchaser of such Rights and Revenues acknowledges and agrees that its rights to receive payments from collections with respect to the Rights and Revenues is subject to the provisions of Section 7(d) of the MLB Pledge and Security Agreement (I.E., the Commissioner shall be entitled to receive payments with respect to a pro rata portion of Pension Contributions and Commissioner Expenses (subject to the limitations set forth in Section 7(d) of the MLB Pledge and Security Agreement) from such collections prior to any payments therefrom to the purchaser of such Rights and Revenues).

                  (d) ADMINISTRATIVE AGENT ENFORCEMENT. In furtherance of the provisions of Section 2(b), the Indians Club Trust acknowledges and agrees that, pursuant to the provisions of the MLB Pledge and Security Agreement, the Administrative Agent shall have the right to enforce and otherwise enjoy the benefits of this Section 9 and each of provisions releasing the MLB Trust from liability shall apply to the Administrative Agent, the Lenders and the Liquidity Banks to the extent that the same would exculpate the MLB Trust from liability; PROVIDED, HOWEVER, that it is understood and agreed that the Administrative Agent shall not sell the Club Trust Collateral or any portion thereof, unless it shall have obtained the prior written consent of all the Lenders to such sale or any such sale shall be at the written direction of all the Lenders.

                  10. APPLICATION OF PROCEEDS. The proceeds of the Club Trust Collateral or a portion at any time received by the MLB Trust upon the occurrence and during the continuation of any Club Trust Event of Default hereunder shall, when received by the MLB Trust (or the Administrative Agent) in cash or its equivalent, be deposited in the Collection Account and applied by the Administrative Agent, subject to Section 2.12 of each of the Club Trust Credit Agreement and the MLB Credit Agreement, in reduction of the Club Trust Secured Obligations and, without duplication and subject to the restrictions on cross-collateralization contained in the Transaction Documents (including
Section 2.12(d) of the Club Trust Credit Agreement), the Secured Obligations attributable to such Club Trust as provided for in the Club Trust Credit Agreement and the MLB Credit Agreement, respectively, and Section 7(c) of the MLB Pledge and Security Agreement. The Indians Club Trust shall remain liable to the MLB Trust for any deficiency. However, none of the related Participating Club or the MLB Trust, as beneficial owners of the Indians Club Trust, shall have any liability with respect to any deficiency; PROVIDED, HOWEVER, that the foregoing provisions shall not relieve the Indians Club Trust's related Participating Club of any of its obligations to it under the Transfer Agreement.

                  11. CONTINUING AGREEMENT. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Club Trust Secured Obligations and, without duplication and subject to the restrictions on cross-collateralization contained in the Transaction Documents (including Section 2.12(d) of the Club Trust Credit Agreement), all Secured Obligations attributable to such Club Trust arising prior to the time of the satisfaction of such Club Trust Secured Obligations have been fully paid and satisfied and the Indians Club Trust shall have caused the related Participating Club to deliver a letter, in form and substance satisfactory to the Administrative Agent, on behalf of the Lenders and the Liquidity Banks, that provides for the continuation for so long as there are any outstanding Secured Obligations payable to the Lenders or the Liquidity Banks (other than any Secured Obligations which arise subsequent to the Final Payment Date) of (i) such Participating Club's obligations (x) pursuant to Section 5.02, 5.03 and
5.04 of the Transfer Agreement and (y) to play baseball, except for business interruptions during a labor dispute or where prevented by force majeure and
(ii) such Participating Club related Club Trust's obligations pursuant to
Section 2.12(d)(iii) of each of the MLB Credit Agreement and the Club Trust Credit Agreement; PROVIDED, HOWEVER, that if any Participating Club's Club Trust shall have terminated in accordance with the provisions of such Club Trust's Club Trust Agreement, then such Participating Club shall also deliver to the Administrative Agent, on behalf of the Lenders and the Commissioner, a transfer authorization, in form and substance satisfactory to the Administrative Agent, authorizing the Commissioner, for as long as there are any outstanding Secured Obligations payable to the Lenders or the Liquidity Banks (other than any Secured Obligations which arise subsequent to the Final Payment Date as in effect as of the date hereof) to transfer from the Central Fund Custody Account to the Collection Account when and if such Participating Club has any obligation to make any payment to the Lenders or the Liquidity Banks pursuant to Section 2.12(d)(iii) of the MLB Credit Agreement and the Club Trust Credit Agreement amounts sufficient to satisfy such obligations; PROVIDED, FURTHER, that if any Participating Club with a related Club Trust which has fully paid and satisfied its Club Trust Secured Obligations and which has complied with the provisions of this Section 11 sells all or substantially all of its assets, stock or partnership interests while there are any outstanding Secured Obligations payable to the Lenders or the Liquidity Banks (other than any Secured Obligations which arise subsequent to the Final Payment Date as in effect as of the date hereof), then if (i) at least eight other Club Trusts and/or their related Participating Clubs remain obligated to make payments to the Lenders or the Liquidity Banks pursuant to Section 2.12(d)(iii) of the MLB Credit Agreement and the Club Trust Credit Agreement, such Participating Club and its related Club Trust shall be released from the provisions of this Section 11 or (II) such Participating Club posts a letter of credit for the benefit of the Administrative Agent on behalf of the Lenders and the Liquidity Banks in the amount of the product of (a) the highest Maximum Available Amount as of such date, multiplied by (b) a fraction, the numerator of which is the Maximum Available Amount that such Participating Club's related Club Trust would have had as of such date and the denominator of which is the aggregate of all Club Trust's Maximum Available Amounts as of such date, including such Participating Club's related Club Trust's Maximum Available Amount, and with a financial institution and in such form reasonably acceptable to the Administrative Agent, the Lenders and the Liquidity Banks agree to proceed solely against such Letter of Credit to satisfy any obligations of such Participating Club and its related Club Trust under Section 2.12(d)(iii) of the MLB Credit Agreement and Club Trust Credit Agreement. Upon such termination of this Agreement, the MLB Trust shall, upon the request and at the expense of the Indians Club Trust, forthwith release all its Liens and security interests hereunder. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Agreement.

                  12. MISCELLANEOUS. (a) This Agreement and the provisions hereof may be waived, amended, modified, changed, discharged or terminated only by an instrument in writing signed by the MLB Trust and the Indians Club Trust, which in the case of the MLB Trust shall only he provided at the direction of the Administrative Agent. This Agreement shall create a continuing security interest in the Club Trust Collateral and shall be binding upon the MLB Trust and Indians Club Trusts and their successors and assigns; PROVIDED, HOWEVER, that none of the Indians Club Trust or the MLB Trust may assign its rights or delegate its duties hereunder without the Administrative Agent's prior written consent. To the extent permitted by law, the Indians Club Trust (on its own behalf and its Participating Club through the MLB Trust) hereby releases each of the MLB Trust and the Administrative Agent from any liability for any act or omission relating to the Club Trust Collateral or this Agreement (including actions by the Administrative Agent as attorney in connection with purchasing Eligible Investments pursuant to Sections 7(b) of the MLB Pledge and Security Agreement), except for any liability arising from such party's gross negligence, willful misconduct or unlawful conduct.

                  (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be given in accordance with Section 8.02 of the Club Trust Credit Agreement, if to the MLB Trust, at Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration (facsimile number (302) 651-8882); with copies to (a) Administrative Agent, at Fleet National Bank, One Federal Street, Boston, Massachusetts 02211, Attention:
Patrick F. McAuliffe; (facsimile number (617) 346-0590); (b) Choate, Hall & Stewart, Exchange Place, 53

State Street, Boston, Massachusetts 02109, Attention: Lyman G. Bullard, Jr., Esq. (facsimile number (617) 248-4000); (c) the Commissioner, at The Baseball Office of the Commissioner, 350 Park Avenue, New York, N.Y. 10022, Attention:
Jeffrey White (facsimile number (212) 888- 8632); (d) Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, N.Y. 10019,
Attention: Matthew Nimetz, Esq. (facsimile number (212) 373-2042); and if to the Indians Club Trust, at Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration (facsimile number (302 651-1576); with copies to (a) Administrative Agent, at Fleet National Bank, One Federal Street, Boston, Massachusetts 02211, Attention:
Patrick F. McAuliffe, (facsimile number (617) 346-0590); (b) Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts 02109,
Attention: Lyman G. Bullard, Jr., Esq. (facsimile number (617) 248-4000); (c) the Commissioner, at the Baseball Office of the Commissioner, 350 Park Avenue, New York, N.Y. 10022, Attention: Jeffrey White (facsimile number (212) 888-8632); and (d) Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, N.Y. 10019, Attention: Matthew Nimetz, Esq. (facsimile number (212) 373-2042).

                  (c) Notwithstanding any right that the Administrative Agent may have to enforce this Agreement pursuant to the terms hereof or the MLB Pledge and Security Agreement, no Lender or Liquidity Bank shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure of this Agreement, for the execution of any trust or power hereof, for the appointment of a receiver or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Lenders or Liquidity Banks shall have any right in any manner whatsoever to affect, disturb or prejudice any lien, security interest, assignment, pledge or other encumbrance created pursuant to this Agreement by its or their action or to enforce any right hereunder and that all proceedings at law or in equity shall be instituted and maintained by the Administrative Agent in the manner provided for herein and in the MLB Pledge and Security Agreement and for the ratable benefit of the Lenders and the ratable benefit of the Liquidity Banks.

                  (d) In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision with respect to any jurisdiction where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

                  (e) THIS AGREEMENT AND ALL MATTERS RELATING HERETO SHALL, EXCEPT TO THE EXTENT OTHERWISE REQUIRED BY APPLICABLE LAW, BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. THE INDIANS CLUB TRUST HEREBY SUBMITS TO THE EXTENT EFFECTIVE UNDER APPLICABLE LAW TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF NEW YORK AND AGREES THAT THE MLB TRUST MAY, AT ITS OPTION, ENFORCE ITS RIGHTS HEREUNDER IN SUCH COURTS.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE INDIANS CLUB TRUST HEREBY IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO MAINTENANCE OF ANY ACTION OR PROCEEDING BY THE MLB TRUST IN SUCH COURTS. THE INDIANS CLUB TRUST HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                  (f) The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

                  (g) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each constituting an original, but all constituting together one and the same instrument.

                  (h) Except as to the Commissioner and Administrative Agent, on behalf of the Lenders and the Liquidity Banks, no third-party beneficiary rights are intended or conferred hereunder.

                  (i) All rights and remedies of the MLB Trust or the Administrative Agent hereunder are subject to such limitations as may be imposed by applicable law.

                  13. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the MLB Trust under the MLB Trust Agreement and solely as trustee of the Indians Club Trust under its Club Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the MLB Trust or Indians Club Trust, as the case may be, is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the MLB Trust or the Indians Club Trust, as the case may be, (c) except as Wilmington Trust Company shall otherwise expressly agree, nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Facilitating Agent, the Administrative Agent, the Lenders and the Liquidity Banks and by any Person claiming by, through or under any of them and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expense of the MLB Trust or Indians Club Trust, as the case may be, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the MLB Trust, as the case may be, under this Agreement or the other Transaction Documents.

          SIGNATURE PAGE FOR CLUB TRUST PLEDGE AND SECURITY AGREEMENT
                               INDIANS CLUB TRUST



                  IN WITNESS WHEREOF, each of the MLB Trust and the Indians Club Trust and the Administrative Agent has caused this Agreement to be duly executed as of the date first above written.

                                    INDIANS CLUB TRUST,

                                    By:       WILMINGTON TRUST COMPANY,
                                              not in its individual
                                              capacity but solely as
                                              Club Trustee,


                                    By:           /s/ David A. Vanaskey
                                              ----------------------------------
                                              Name     David A. Vanaskey
                                              Title  Assistant Vice President



                                    MAJOR LEAGUE BASEBALL CLUB TRUST,

                                    By:       WILMINGTON TRUST COMPANY,
                                              not in its individual
                                              capacity but solely as
                                              MLB Trustee,



                                    By:           /s/ David A. Vanaskey
                                              ----------------------------------
                                              Name     David A. Vanaskey
                                              Title  Assistant Vice President



                                    FLEET NATIONAL BANK
                                    as Administrative Agent for the
                                    Banks,



                                    By:           /s/ Patrick F. McAuliffe
                                              ----------------------------------
                                              Patrick F. McAuliffe
                                              Executive Vice President